Rule 497(e) File Nos. 33-49552 and 811-6740

                          Supplement dated May 4, 2001
                                       to
                        Prospectus dated January 1, 2001
                        As supplemented January 5, 2001
                    for Citi(SM) Institutional Cash Reserves

     Commencing on or about June 4, 2001, the Fund will invest in securities through an underlying mutual fund having the same goals and strategies as the Fund. The same personnel currently managing the Fund will manage the underlying fund. Fees and expenses paid by the Fund shareholders are not expected to increase as a result of this change in investment structure.